Item 1. Report to Shareholders

DECEMBER 31, 2004

DIVERSIFIED MID-CAP GROWTH FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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Fellow Shareholders

Mid-cap growth stocks rose in the second half of 2004, as the broader market completed its second consecutive year of gains. Equities declined through mid-August as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices moderated from their late-October peak of $55 per barrel, and gains accelerated following the reelection of President Bush.

PERFORMANCE COMPARISON
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Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Diversified Mid-Cap Growth Fund                       7.06%               13.70%

Russell Midcap Growth Index                           9.01                15.48

Lipper Mid-Cap Growth
Funds Index                                           8.31                14.03

Your fund returned 7.06% in the second half of 2004 and 13.70% for the entire year. As shown in the table, the fund lagged its Russell and Lipper benchmarks in both periods. Our emphasis on better businesses was not rewarded. During the fourth quarter, investors exhibited risk-seeking behavior, and stocks with greater volatility had strong relative performance. During 2004, the energy and materials sectors dominated all others as commodity prices spiked. We are underweighted in the energy and materials sectors. Moreover, our investments are in companies that use commodities and add significant value to them. Based on our emphasis on higher return on invested capital and more differentiated businesses, we expect to have better relative performance during periods of market stress.

MARKET ENVIRONMENT

The economy continued to expand in the second half of 2004, overcoming a mid-year period of softness that was largely attributable to heightened consumer and business caution amid rising oil prices and a tight presidential election race. Both of these concerns eased in the fourth quarter, as the price of oil fell sharply from its recent high and investors welcomed the reelection of President Bush. The Federal Reserve continued to unwind its highly accommodative monetary policy in the last six months, though this was not to the detriment of the equity market. Beginning on June 30, the central bank raised the federal funds target rate gradually from 1.00% to 2.25% in five quarter-point increments.


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Mid-cap shares outperformed their larger counterparts in 2004. In the last six months, the S&P MidCap 400 Index and the Russell Midcap Index returned 9.80% and 12.70%, respectively, versus 7.19% for the S&P 500 Index. For the full year, the S&P MidCap 400 Index and the Russell Midcap Index returned 16.48% and 20.22%, respectively, versus 10.88% for the S&P 500 Index. As measured by various Russell indexes, growth stocks lagged value across all market capitalizations, including the mid-cap space, in both periods. Moreover, growth stocks have materially lagged for several years. We believe it is reasonable to expect mean reversion and better relative performance from the growth style in the years ahead.

MID-CAP STOCK RETURNS
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Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Russell Midcap Index                                 12.70%               20.22%

Russell Midcap Growth Index                           9.01                15.48

Russell Midcap Value Index                           15.43                23.71


Most major mid-cap growth sectors produced gains in the second half of 2004, adding to favorable performance in the first half of our fiscal year. Consumer discretionary stocks performed very well, led by shares of hotels, restaurants, and companies associated with leisure activities. Homebuilders in the household durables industry also fared well, but retailers and media stocks lagged somewhat. In the financials sector, asset managers and other companies with close ties to the capital markets produced brisk gains; insurers and commercial banks trailed. Information technology stocks generally produced good returns, but weakness among semiconductor stocks eroded strength in software and IT services companies. In the health care sector, providers and service companies greatly surpassed other underlying industries. The industrials and business services sector rose broadly, except for commercial services and supply companies.

INVESTMENT STRATEGY

Before discussing the portfolio's performance in detail, we would like to welcome all new shareholders to the fund--which just completed its first full year of operations--and review the investment strategy and principles that guide our management of the portfolio.

o The fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.


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o    The fund will be fully invested because we believe that successful market timing is nearly impossible and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We will not spend undue time worrying about short-term performance or trying to forecast the direction of the market. That allows us to focus on finding mid-cap companies that have the best long-term growth potential.

o Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund will typically invest in approximately 300 stocks. This high degree of diversification helps to reduce the downside risk attributable to any single poorly performing security. It is notable that we are investing in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.

o We may purchase some larger and smaller companies that have qualities consistent with the portfolio's core characteristics, and we will not automatically sell or cease to purchase a stock of a company that the fund already owns just because the company's market capitalization exceeds the mid-cap range.

o Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

o Valuations are also important: we look for the best relative values among companies with the strongest businesses and managements.

o We use a number of proprietary quantitative models to identify and evaluate the characteristics of mid-cap growth companies and the entire portfolio.




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PORTFOLIO REVIEW

The fund is structured much like the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The investment-weighted median market capitalization, average company yield, and projected earnings growth rate of our holdings are about the same, while the portfolio's forward price/earnings (P/E) ratio is slightly higher than that of the index. The fund's return on equity
(ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is slightly lower than that of the index but still fairly high. We believe that companies with high and sustainable profitability are good long-term investments.

PORTFOLIO CHARACTERISTICS
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                                               Diversified              Russell
                                                   Mid-Cap               Midcap
                                                    Growth               Growth
As of 12/31/04                                        Fund                Index
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Earnings Growth Rate

  Past 5 Years                                        11.5%                12.5%

  Estimated Next 5 Years*                             15.5                 15.0

Profitability - Return on
Equity Latest 12 Months                               17.9                 18.7

Average Company Yield                                  0.5                  0.5

P/E Ratio (Based on Next 12
Months' Estimated Earnings)*                          21.5X                20.7X

Market Cap (Investment-
Weighted Median)                              $5.5 billion         $5.6 billion

* Source data: IBES. Forecast data are for illustrative purposes only and are not intended to represent future investment returns.

Our sector allocations are somewhat similar to those of the index. Our largest investments are in the information technology, consumer discretionary, and health care sectors. Financials and industrials and business services companies represent lesser amounts, and we have very little exposure to energy, consumer staples, materials, and telecommunication services stocks.

In the information technology sector (28.2% of assets as of December 31, 2004), our focus on better businesses is the primary driver behind our overweights in semiconductor, software, and IT services companies. Business capital spending is improving due to the growing economy, and since technology represents a large portion of capital expenditures, we believe these companies will benefit. We maintain more of a tilt toward semiconductor companies with quality business models, and the stocks are reasonably valued. Unfortunately, our bias toward more differentiated chip stocks, such as Analog Devices and Xilinx, weighed on the fund's relative performance in the last six months, as more volatile semiconductor names outperformed during the fourth-quarter tech rally. In 2004, semiconductors were



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among the worst performing industries. We believe that the industry will shortly resolve its inventory issues and do well in 2005. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

In the consumer discretionary sector (21.7% of assets), media is our largest overweight. We are broadly diversified into newspaper, radio, and advertising companies, all of which generate exceptional cash flow and have strong franchises. Our investment thesis in media is predicated on a recovery in advertising spending, which has been slower than expected. As a result, our overweight in names like Cox Radio hindered our performance. We are maintaining our media positions because the industry is attractively valued, in our opinion, and marketing spending has good long-term growth prospects.

Our investments in the health care sector (19.0% of assets) are centered on services companies, medical devices, and a diversified approach to biotechnology. In our view, the health care providers and services industry represents the best risk/reward tradeoff within the sector, as valuations are reasonable, balance sheets are in good shape, and earnings trends are positive. In the last six months, our positioning in services companies such as WellChoice, Caremark RX, and WellPoint was the key driver behind our favorable relative performance in the sector.

SECTOR DIVERSIFICATION
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                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/04             12/31/04
--------------------------------------------------------------------------------

Information Technology                                28.6%                28.2%

Consumer Discretionary                                20.8                 21.7

Health Care                                           20.4                 19.0

Financials                                            11.5                 13.6

Industrials and Business Services                     10.9                 10.5

Energy                                                 2.8                  3.0

Consumer Staples                                       1.8                  1.7

Materials                                              1.7                  1.5

Telecommunication Services                             1.1                  0.9

Utilities                                              0.0                  0.0

Other and Reserves                                     0.4                 -0.1
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Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.

The financials sector (13.6% of assets) is our largest overweight relative to the Russell Midcap Growth Index. We favor companies tied to the capital markets--specifically trust banks and asset managers--because we believe they offer the best risk/reward tradeoff in the mid-cap growth universe. Trust banks have a more stable, fee-based revenue model and are more differentiated than spread-lending focused banks. In the last six months, we continued to add



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to our existing overweights in Northern Trust and Mellon Financial and established a new position in State Street.

An improving economy has benefited fundamentals of companies in the industrials and business services sector (10.5% of assets). In the last six months, good relative performance in the sector stemmed from our home building and logistics holdings combined with an underweight in airlines. We are underweighting traditional industrials due to expensive valuations. Our business services holdings are broadly diversified among commercial services, logistics, and education companies. Logistics companies, such as C.H. Robinson and UTi Worldwide, are benefiting from the globalization of trade. For-profit educators exemplify our investment philosophy with sustainable business models, good management teams, visible revenue and earnings growth, and strong earnings trends, particularly in the case of Apollo Group.

Other sectors have reduced representation in the mid-cap growth universe, but they are also an important part of our investment strategy. For example, in the consumer staples sector (1.7% of assets), we are positioned in high-quality firms that are able to grow earnings consistently, such as confectionary companies. The business is highly attractive, in our opinion, but valuations are fair. We maintain positions in Wrigley and Hershey Foods. In fact, Wrigley was one of our largest relative contributors during the second half of the year. In contrast, our lack of exposure to metals and mining companies in the materials sector (1.5% of assets) weighed on our relative performance. We are focused on companies that improve upon the underlying commodity, such as paint and coatings producer Valspar and specialty packing company Sealed Air.

OUTLOOK

The market environment in 2004 was challenging for our investment strategy, given the leadership by commodity-producing companies in the materials and energy sectors. Our style, which takes a broadly diversified approach and is consistent in buying more differentiated businesses, should do well relative to the benchmark in periods when companies with consistent earnings growth are rewarded. We believe



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that the market is beginning to focus more on such companies. Our fully invested approach, which balances potential rewards with assumed risk, focuses on strong businesses and management with a long-term orientation. We believe our sector and individual stock weightings will help our relative performance as we move deeper into the economic recovery.

Respectfully submitted,

Donald J. Peters
Chairman of the fund's Investment Advisory Committee

January 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



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RISKS OF INVESTING

As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.



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GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. For example, if a stock's price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

S&P Midcap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.



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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Marriott                                                                    1.0%

Lexmark International                                                       1.0

State Street                                                                1.0

Franklin Resources                                                          1.0

Adobe Systems                                                               1.0
--------------------------------------------------------------------------------

Station Casinos                                                             0.9

Northern Trust                                                              0.9

Analog Devices                                                              0.9

Maxim Integrated Products                                                   0.9

Moody's                                                                     0.9
--------------------------------------------------------------------------------

Linear Technology                                                           0.8

Cognizant Technology Solutions                                              0.8

Willis Group Holdings                                                       0.8

Altera                                                                      0.8

Xilinx                                                                      0.7
--------------------------------------------------------------------------------

Mellon Financial                                                            0.7

Apollo Group                                                                0.7

Univision Communications                                                    0.7

Microchip Technology                                                        0.7

TJX                                                                         0.7
--------------------------------------------------------------------------------

Family Dollar Stores                                                        0.7

Tiffany                                                                     0.7

Juniper Networks                                                            0.7

WellChoice                                                                  0.7

Baker Hughes                                                                0.7
--------------------------------------------------------------------------------

Total                                                                      20.4%

Note: Table excludes securities lending collateral.



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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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PORTFOLIO HIGHLIGHTS
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INDUSTRY DIVERSIFICATION

Twenty-Five Largest Industries

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/04             12/31/04
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Semiconductors and Semiconductor Equipment             7.8%                 8.7%

Capital Markets                                        5.9                  7.5

Health Care Providers and Services                     7.8                  7.4

Media                                                  6.5                  7.0

Software                                               8.0                  6.9
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Health Care Equipment and Supplies                     6.6                  6.1

Commercial Services and Supplies                       6.4                  5.9

Hotels, Restaurants, and Leisure                       4.1                  4.8

Biotechnology                                          4.8                  4.1

Specialty Retail                                       4.5                  3.9
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IT Services                                            3.9                  3.9

Insurance                                              2.6                  2.9

Electronic Equipment and Instruments                   2.2                  2.5

Energy Equipment and Services                          1.9                  2.4

Communications Equipment                               3.5                  2.3
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Household Durables                                     1.9                  2.0

Multiline Retail                                       2.1                  2.0

Computers and Peripherals                              1.4                  1.8

Internet Software and Services                         1.5                  1.7

Commercial Banks                                       1.6                  1.5
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Pharmaceuticals                                        1.2                  1.4

Air Freight and Logistics                              1.2                  1.3

Food Products                                          1.0                  1.2

Machinery                                              1.5                  1.2

Chemicals                                              1.3                  1.2
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Total                                                 91.2                 91.6%

Historical weightings reflect current industry/sector classifications.


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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

As of 12/31/04

Lipper Mid-Cap Growth Funds Index $11,403

Diversified Mid-Cap Growth Fund  $11,370

Russell Midcap Growth Index  $11,548

                         Lipper Mid-Cap        Diversified
                          Growth Funds             Mid-Cap       Russell Midcap
                                 Index         Growth Fund         Growth Index

12/31/03                       $10,000             $10,000              $10,000

12/31/04                        11,403              11,370               11,548

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Period Ended 12/31/04                                                    1 Year
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Diversified Mid-Cap Growth Fund                                           13.70%

Russell Midcap Growth Index                                               15.48

Lipper Mid-Cap Growth Funds Index                                         14.03

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.



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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.



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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                  Expenses Paid
                                Beginning            Ending       During Period*
                            Account Value     Account Value           7/1/04 to
                                   7/1/04          12/31/04            12/31/04
--------------------------------------------------------------------------------

Actual                      $   1,000.00       $   1,070.60        $       6.51
Hypothetical (assumes 5%
return before expenses)         1,000.00           1,018.85                6.34

* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.25%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.



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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                           Year
                                                                          Ended
                                                                       12/31/04

NET ASSET VALUE

Beginning of period                                        $             10.00

Investment activities

  Net investment income (loss)                                           (0.06)*

  Net realized and
  unrealized gain (loss)                                                  1.43

  Total from
  investment activities                                                   1.37

NET ASSET VALUE

End of period                                              $             11.37
                                                           -------------------

Ratios/Supplemental Data

Total return^                                                           13.70%*

Ratio of total expenses to
average net assets                                                       1.25%*

Ratio of net investment
income (loss) to average
net assets                                                              (0.71)%*

Portfolio turnover rate                                                  13.3%

Net assets, end of period
(in thousands)                                             $            40,848


* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/06.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                        Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  100.1%

CONSUMER DISCRETIONARY  21.7%

Auto Components  0.2%

Gentex (ss.)                                         1,900                   70

                                                                             70

Automobiles  0.6%

Harley-Davidson                                      1,300                   79

Thor Industries                                      2,400                   89

Winnebago (ss.)                                      2,100                   82

                                                                            250

Hotels, Restaurants & Leisure  4.8%

Hilton                                               4,000                   91

International Game Technology                        6,600                  227

Las Vegas Sands *                                      400                   19

Marriott, Class A                                    6,700                  422

Multimedia Games *(ss.)                              3,800                   60

Outback Steakhouse                                   1,500                   69

Royal Caribbean Cruises (ss.)                        2,900                  158

Ruby Tuesday                                         1,600                   42

Shuffle Master *(ss.)                                3,399                  160

Station Casinos                                      6,900                  377

The Cheesecake Factory *(ss.)                        2,400                   78

WMS Industries *(ss.)                                1,800                   60

Wynn Resorts *(ss.)                                  2,900                  194

                                                                          1,957

Household Durables  2.0%

Centex                                               2,800                  167

KB Home                                                900                   94

Lennar, Class A                                      3,800                  215

Pulte                                                2,000                  128

Toll Brothers *                                      3,000                  206

                                                                            810

Internet & Catalog Retail  0.4%

Amazon.com *                                         4,200                  186

Leisure Equipment & Products  0.6%

Alliance Gaming *(ss.)                               3,700                   51

Brunswick                                            2,300                  114

Mattel                                               4,800                   93

                                                                            258

Media  6.9%

Citadel Broadcasting *                               3,000                   49

Cox Radio, Class A *                                 6,800                  112

Cumulus Media, Class A *(ss.)                        3,300                   50

Dow Jones (ss.)                                      1,700                   73

DreamWorks Animation SKG, Class A *                  1,300                   49

Entercom Communications *                            2,400                   86

Getty Images *                                       3,800                  262

Harte-Hanks                                          2,600                   68

Lamar Advertising *                                  1,800                   77

McGraw-Hill                                          1,000                   92

Meredith                                             3,700                  200

New York Times, Class A                              3,700                  151

Omnicom                                              2,600                  219

Radio One, Class D *                                 6,600                  106

Regent Communications *(ss.)                        10,600                   56

Rogers Communications, Class B                       3,500                   91

Salem Communications, Class A *                      4,200                  105

Scripps, Class A                                     2,600                  125

Spanish Broadcasting, Class A *                      9,200                   97

Univision Communications, Class A *                 10,100                  296

Washington Post, Class B                               200                  197

Westwood One *                                       2,900                   78

WPP Group ADR (ss.)                                  3,600                  197

                                                                          2,836

Multiline Retail  2.0%

99 Cents Only Stores *(ss.)                          3,100                   50

Dollar General                                      12,700                  264

Dollar Tree Stores *                                 5,500                  158

Family Dollar Stores                                 9,200                  287

Fred's (ss.)                                         3,100                   54

Specialty Retail  3.9%

Bed Bath & Beyond *                                  3,800                  151

Men's Wearhouse *                                    1,800                   58

O'Reilly Automotive *(ss.)                           1,600                   72

PETsMART                                             5,600                  199

Ross Stores                                          7,600                  219

Staples                                              5,000                  169

Tiffany                                              8,700                  278

TJX Companies                                       11,500                  289

Williams-Sonoma *                                    4,800                  168

                                                                          1,603

Textiles, Apparel, & Luxury Goods  0.3%

Coach *                                              1,900                  107

                                                                            107

Total Consumer Discretionary                                              8,890

CONSUMER STAPLES  1.7%

Beverages  0.1%

Cott *(ss.)                                          1,800                   44

                                                                             44

Food & Staples Retailing  0.1%

CVS                                                  1,000                   45

                                                                             45

Food Products  1.2%

Delta & Pine Land                                    1,800                   49

Hershey Foods                                        2,800                  156

McCormick (ss.)                                      1,600                   62

Tootsie Roll Industries                              3,418                  118

Wrigley                                              1,200                   83

                                                                            468

Household Products  0.1%

Clorox                                                 900                   53

                                                                             53

Personal Products  0.2%

Estee Lauder, Class A                                2,000                   92

                                                                             92

Total Consumer Staples                                                      702

ENERGY  3.0%

Energy Equipment & Services  2.4%

Baker Hughes                                         6,300                  269

BJ Services                                          4,600                  214

Cooper Cameron *                                     2,100                  113

Smith International *                                4,400                  240

Weatherford International *                          2,600                  133

                                                                            969

Oil & Gas  0.6%

Murphy Oil                                           1,000                   80

XTO Energy                                           5,050                  179

                                                                            259

Total Energy                                                              1,228

FINANCIALS  13.6%

Capital Markets  7.5%

A.G. Edwards                                         1,600                   69

AmeriTrade *                                        11,700                  166

AMVESCAP ADR                                         4,000                   50

Charles Schwab                                      14,700                  176

Eaton Vance                                          4,700                  245

Federated Investors, Class B                         3,700                  113

Franklin Resources                                   5,800                  404

Investors Financial Services                         4,600                  230

Janus Capital Group                                  3,500                   59

LaBranche & Co. *(ss.)                               4,800                   43

Legg Mason                                           2,250                  165

Mellon Financial                                     9,800                  305

Northern Trust                                       7,700                  374

Raymond James Financial                              2,400                   74

SEI Investments                                      2,400                  101

State Street                                         8,300                  408

Waddell & Reed Financial, Class A                    3,900                   93

                                                                          3,075

Commercial Banks  1.5%

Boston Private Financial (ss.)                       1,800                   51

City National                                          900                   64

East West Bancorp                                    2,000                   84

First Horizon National                               1,200                   52

North Fork Bancorporation                            3,450                   99

Silicon Valley Bancshares *(ss.)                     1,800                   81

Synovus Financial                                    3,900                  111

UCBH Holdings                                        1,600                   73

                                                                            615

Consumer Finance  0.3%

Moneygram International                              5,300                  112

                                                                            112

Diversified Financial Services  0.9%

Moody's                                              4,000                  347

                                                                            347

Insurance  2.9%

Ambac Financial Group                                1,100                   90

Arch Capital Group *                                 1,600                   62

Arthur J. Gallagher                                  2,800                   91

Axis Capital Holdings                                2,200                   60

Brown & Brown                                        2,000                   87

Markel *                                               200                   73

Marsh & McLennan                                     6,600                  217

MBIA                                                 1,700                  108

RenaissanceRe Holdings                               1,600                   83

Willis Group Holdings                                7,700                  317

                                                                          1,188

Thrifts & Mortgage Finance  0.5%

MGIC Investment                                      1,300                   90

Radian                                               1,400                   75

Triad Guaranty *                                       900                   54

                                                                            219

Total Financials                                                          5,556

HEALTH CARE  19.0%

Biotechnology  4.1%

Abgenix *(ss.)                                       4,100                   42

Amylin Pharmaceuticals *(ss.)                        2,300                   54

Applera                                              4,000                   84

Celgene *(ss.)                                       5,200                  138

Cephalon *(ss.)                                      1,600                   81

Charles River Laboratories International *           1,600                   74

Chiron *                                             1,500                   50

deCode Genetics *(ss.)                               7,200                   56

Diversa *                                            6,600                   58

Gen-Probe *                                          1,300                   59

Genzyme *                                            1,700                   99

Gilead Sciences *                                    4,000                  140

Human Genome Sciences *                              3,900                   47

Martek Biosciences *(ss.)                            2,800                  143

MedImmune *                                          3,400                   92

Millennium Pharmaceuticals *                         3,400                   41

Neurocrine Biosciences *                             1,400                   69

Protein Design Labs *                                3,200                   66

Qiagen NV *(ss.)                                    10,400                  114

Techne *                                             2,900                  113

Vertex Pharmaceuticals *(ss.)                        6,200                   65

                                                                          1,685

Health Care Equipment & Supplies  6.1%

ArthroCare *(ss.)                                    1,800                   58

Bausch & Lomb                                        1,400                   90

Beckman Coulter                                      2,000                  134

Becton, Dickinson                                    2,100                  119

Biomet                                               3,700                  160

C R Bard (ss.)                                       3,700                  237

Cooper Companies                                     1,300                   92

Dentsply International                               2,400                  135

Edwards Lifesciences *                               1,900                   78

INAMED *                                             1,000                   63

Integra LifeSciences *                               1,700                   63

Invitrogen *                                         2,200                  148

Kyphon *(ss.)                                        2,700                   69

Millipore *                                          1,700                   85

ResMed *(ss.)                                        1,600                   82

Respironics *                                          900                   49

Smith & Nephew ADR                                   1,700                   88

St. Jude Medical *                                   3,600                  151

Sybron Dental Specialties *                          1,600                   57

Varian Medical Systems *                             4,200                  182

Waters Corporation *                                 3,600                  168

Wright Medical Group *                               1,600                   46

Zimmer Holdings *                                    1,700                  136

                                                                          2,490

Health Care Providers & Services  7.4%

Caremark RX *                                        6,000                  237

Coventry Health Care *                               4,100                  218

Davita *                                             4,149                  164

Express Scripts *                                    3,100                  237

Health Management, Class A (ss.)                     5,300                  120

Henry Schein *                                       2,200                  153

IMS Health                                           5,800                  135

Laboratory Corporation of America *                  3,300                  164

Lincare Holdings *                                   2,500                  107

Manor Care                                           3,100                  110

Medco *                                              6,300                  262

Omnicare                                             3,200                  111

Patterson Companies *                                3,600                  156

Quest Diagnostics                                    2,300                  220

Renal Care Group *                                   2,400                   86

WellChoice *                                         5,100                  272

WellPoint *                                          2,300                  264

                                                                          3,016

Pharmaceuticals  1.4%

Allergan                                             1,500                  122

Atherogenics *(ss.)                                  4,400                  104

IVAX *                                               4,500                   71

Medicines Company *                                  2,100                   60

Medicis Pharmaceutical, Class A (ss.)                2,000                   70

Nektar Therapeutics *                                3,400                   69

Sepracor *(ss.)                                      1,300                   77

                                                                            573

Total Health Care                                                         7,764

INDUSTRIALS & BUSINESS SERVICES  10.5%

Aerospace & Defense  0.9%

Embraer Aircraft ADR                                 3,300                  110

Mercury Computer Systems *                           2,100                   62

Rockwell Collins                                     4,700                  186

                                                                            358

Air Freight & Logistics  1.3%

C.H. Robinson Worldwide                              3,700                  205

Expeditors International of Washington               3,700                  207

UTi Worldwide (ss.)                                  1,600                  109

                                                                            521

Airlines  0.4%

SkyWest                                              3,900                   78

Southwest Airlines                                   5,000                   82

                                                                            160

Building Products  0.2%

Trex *(ss.)                                          1,600                   84

                                                                             84

Commercial Services & Supplies  5.9%

Apollo Group, Class A *                              3,757                  303

ARAMARK, Class B                                     2,600                   69

Avery Dennison                                       1,700                  102

Career Education *                                   3,100                  124

ChoicePoint *                                        3,400                  156

Cintas                                               4,100                  180

Corporate Executive Board                            2,700                  181

Devry *                                              2,600                   45

Dun & Bradstreet *                                   1,900                  113

Education Management *                               7,600                  251

Equifax                                              2,900                   81

H&R Block                                            1,200                   59

HNI Corporation                                      1,700                   73

ITT Educational Services *(ss.)                      1,900                   90

LECG *                                               3,800                   71

Manpower                                             2,400                  116

Robert Half International                            4,300                  127

Stericycle *                                         2,500                  115

Universal Technical Institute *(ss.)                 2,700                  103

Watson Wyatt                                         1,800                   49

                                                                          2,408

Industrial Conglomerates  0.2%

Roper Industries                                     1,700                  103

                                                                            103

Machinery  1.2%

Cuno *                                                 900                   54

Danaher                                              1,000                   57

Dover                                                1,500                   63

IDEX                                                 1,350                   55

ITT Industries                                       1,400                  118

Kaydon                                               2,100                   69

Pall                                                 2,900                   84

                                                                            500

Road & Rail  0.4%

Landstar Systems *                                   2,000                  147

                                                                            147

Total Industrials & Business Services                                     4,281

INFORMATION TECHNOLOGY  28.2%

Communications Equipment  2.3%

ADTRAN                                               2,600                   50

Corning *                                           15,300                  180

F5 Networks *(ss.)                                   3,200                  156

JDS Uniphase *                                      42,300                  134

Juniper Networks *                                  10,200                  277

Plantronics                                          1,600                   67

Research In Motion *                                   900                   74

                                                                            938

Computers & Peripherals  1.8%

Diebold                                              1,200                   67

Lexmark International, Class A *                     4,800                  408

Network Appliance *                                  4,800                  159

QLogic *                                             2,500                   92

                                                                            726

Electronic Equipment & Instruments  2.5%

CDW                                                  3,800                  252

FLIR Systems *                                       2,600                  166

Jabil Circuit *                                      4,800                  123

Littelfuse *                                         1,700                   58

Mettler-Toledo International *                       1,700                   87

Molex, Class A                                       5,400                  144

National Instruments (ss.)                           2,350                   64

Symbol Technologies                                  7,000                  121

                                                                          1,015

Internet Software & Services  1.7%

MatrixOne *(ss.)                                     7,300                   48

Monster Worldwide *                                  6,500                  219

Sina *(ss.)                                          5,400                  173

VeriSign *                                           6,100                  204

Websense *                                           1,200                   61

                                                                            705

IT Services  3.9%

Affiliated Computer Services, Class A *              2,400                  145

Certegy                                              4,100                  146

Cognizant Technology Solutions *                     7,800                  330

DST Systems *(ss.)                                   3,400                  177

Fiserv *                                             6,000                  241

Global Payments (ss.)                                1,100                   64

Iron Mountain *                                      6,200                  189

Paychex                                              5,800                  198

Sabre Holdings, Class A                              1,800                   40

SunGard Data Systems *                               2,900                   82

                                                                          1,612

Office Electronics  0.4%

Zebra Technologies *                                 2,650                  149

                                                                            149

Semiconductor & Semiconductor Equipment  8.7%

Altera *                                            14,900                  308

AMIS Holdings *                                      4,700                   78

Analog Devices                                      10,100                  373

ASML Holding ADS *                                   2,700                   43

Broadcom, Class A *                                  8,100                  262

Cymer *                                              1,900                   56

Integrated Circuit Systems *                         2,700                   57

Intersil Holding, Class A                            5,700                   95

KLA-Tencor *                                         2,500                  116

Lam Research *                                       3,400                   98

Linear Technology                                    8,900                  345

Marvell Technology Group *                           2,800                   99

Maxim Integrated Products                            8,600                  365

Microchip Technology                                11,000                  293

National Semiconductor                              14,600                  262

Novellus Systems *                                   5,000                  140

Power Integrations *                                 2,600                   51

Semtech *                                            5,200                  114

Silicon Laboratories *(ss.)                          3,000                  106

Xilinx                                              10,300                  305

                                                                          3,566

Software  6.9%

Adobe Systems                                        6,400                  401

BMC Software *                                       5,900                  110

Cadence Design Systems *                             9,100                  126

Check Point Software Technologies *                  2,300                   57

Citrix Systems *                                     5,600                  137

Cognos *                                             4,700                  207

Electronic Arts *                                    3,000                  185

FactSet Research Systems                             1,900                  111

Fair Isaac (ss.)                                     2,500                   92

FileNet *                                            2,000                   51

Hyperion Solutions *                                 2,500                  117

Internet Security Systems *                          3,900                   91

Intuit *                                             4,400                  194

Jack Henry & Associates                              4,000                   80

Kronos *                                               900                   46

McAfee *                                             6,800                  197

Mercury Interactive *                                2,800                  127

Red Hat *(ss.)                                      11,800                  157

Synopsys *                                           4,200                   82

VERITAS Software *                                   8,100                  231

                                                                          2,799

Total Information Technology                                             11,510

MATERIALS  1.5%

Chemicals  1.2%

Ecolab                                               4,300                  151

Engelhard                                            1,600                   49

Praxair                                              2,300                  102

Sigma Aldrich                                          900                   54

Symyx Technologies *(ss.)                            1,700                   51

Valspar                                              1,700                   85

                                                                            492

Containers & Packaging  0.3%

Sealed Air *                                         2,300                  123

                                                                            123

Total Materials                                                             615

TELECOMMUNICATION SERVICES  0.9%

Wireless Telecommunication Services  0.9%

American Tower Systems, Class A *(ss.)               5,100                   94

Crown Castle International *                         4,600                   76

Nextel Partners, Class A *(ss.)                      7,000                  137

Western Wireless, Class A *                          1,700                   50

Total Telecommunication Services                                            357

Total Common Stocks (Cost $37,041)                                       40,903

SHORT-TERM INVESTMENTS  0.0%

Money Market Fund  0.0%

T. Rowe Price Reserve Investment
Fund, 2.28% #+                                       1,000                    1

Total Short-Term Investments (Cost  $1)                                       1

SECURITIES LENDING COLLATERAL  9.4%

Money Market Trust  9.4%

State Street Bank and Trust Company of
New Hampshire N.A.  Securities Lending
Quality Trust units, 2.276% #                    3,819,100                3,819

Total Securities Lending Collateral
(Cost  $3,819)                                                            3,819

Total Investments in Securities

109.5% of Net Assets (Cost $40,861)                                     $44,723
                                                                        -------


(1)   Denominated in U.S. dollars unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at December 31, 2004 - See
      Note 2

+     Affiliated company - See Note 4

ADR   American Depository Receipts

ADS   American Depository Shares

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1)                           $                  1

  Other companies (cost $40,860)                                         44,722

  Total investments in securities                                        44,723

Other assets                                                                125

Total assets                                                             44,848

Liabilities

Obligation to return securities lending collateral                        3,819

Other liabilities                                                           181

Total liabilities                                                         4,000

NET ASSETS                                                 $             40,848
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $                 61

Net unrealized gain (loss)                                                3,862

Paid-in-capital applicable to 3,592,579 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                          36,925

NET ASSETS                                                 $             40,848
                                                           --------------------


NET ASSET VALUE PER SHARE                                  $              11.37
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Income

  Dividend                                                 $                155

  Securities lending                                                          6

  Total income                                                              161

Expenses

  Investment management                                                     199

  Custody and accounting                                                    108

  Shareholder servicing                                                      80

  Registration                                                               66

  Prospectus and shareholder reports                                         23


  Legal and audit                                                            20

  Directors                                                                   5

  Organizational expense                                                      1

  Miscellaneous                                                               2

  Reductions/repayments of fees and expenses
    Investment management fees (waived) repaid                             (128)

  Total expenses                                                            376

Net investment income (loss)                                               (215)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                      274

Change in net unrealized gain (loss) on securities                        3,862

Net realized and unrealized gain (loss)                                   4,136

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              3,921
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                                     Year
                                                                     Ended
                                                                     12/31/04
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                             $               (215)

  Net realized gain (loss)                                                  274

  Change in net unrealized gain (loss)                                    3,862

  Increase (decrease) in net assets from operations                       3,921

Capital share transactions *

  Shares sold                                                            44,317

  Shares redeemed                                                        (7,490)

  Increase (decrease) in net assets from capital
  share transactions                                                     36,827

Net Assets

Increase (decrease) during period                                        40,748

Beginning of period                                                         100

End of period                                              $             40,848

(Including undistributed net investment income of $0 at 12/31/04)

*Share information

Shares sold                                                               4,309

  Shares redeemed                                                          (726)

  Increase (decrease) in shares outstanding                               3,583

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, the value of loaned securities was $3,714,000; aggregate collateral consisted of $3,819,000 in the money market pooled trust.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $39,215,000 and $3,883,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $          5,173,000

Unrealized depreciation                                              (1,311,000)

Net unrealized appreciation (depreciation)                            3,862,000

Undistributed ordinary income                                            61,000

Paid-in capital                                                      36,925,000

Net assets                                                 $         40,848,000
                                                           --------------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $            215,000

Undistributed net realized gain                                        (213,000)

Paid-in capital                                                          (2,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $40,861,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $15,000.

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived in the amount of $129,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $60,000 for T. Rowe Price Services, Inc., and $0 for T.Rowe Price Retirement Plan Services, Inc. At period-end, a total of $12,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $4,000, and the value of shares of the Reserve Funds held at December 31, 2004, was $1,000.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 150,000 shares of the fund, representing 4% of the fund's net assets.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $61,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $61,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.


Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2003

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2003

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2003

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.


Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2003

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2003

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors
Name
(Year of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James A.C. Kennedy, CFA
(1953)
2003
[43]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
2003
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Diversified Mid-Cap Growth Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Stephen V. Booth, CPA (1961)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

John R. Gilner (1961)
Chief Compliance Officer, Diversified Mid-Cap Growth Fund

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Henry H. Hopkins (1942)
Vice President, Diversified Mid-Cap Growth Fund

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)
Secretary, Diversified Mid-Cap Growth Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Philip A. Nestico (1976)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price

Donald J. Peters (1959)
President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price

Mark R. Weigman, CFA, CIC (1962)
Vice President, Diversified Mid-Cap Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,778              $      -
     Audit-Related Fees                         725                     -
     Tax Fees                                 3,194                     -
     All Other Fees                               -                     -

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005